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                                                                  EXHIBIT 10.111

                               BERNARD CHAUS, INC.
                               530 Seventh Avenue
                                   18th Floor
                               New York, NY 10018



                                 Effective as of
                                December 1, 2003



Mr. Nicholas DiPaolo
530 Seventh Avenue
18th Floor
New York, NY 10018

Dear Mr. DiPaolo:

         We have agreed to amend your employment agreement with Bernard Chaus, Inc. (the "Company"), dated January 20, 2001 (the "Agreement"), as set forth below. This amendment shall be effective as of the date hereof. Defined terms shall have the meaning ascribed to them in the Agreement.

         1. The caption "Term", is amended to extend the term until June 30, 2005. Mr. DiPaolo and Ms. Josephine Chaus shall meet to review the Company's objectives on or about the first anniversary of the date hereof.

         2. It is acknowledged that the Cumulative EBITDA Target, as referred to under the caption "Put Options" was not met.

         3. The Company agrees to amend the Stock Option Agreements with respect to the Sign-On Options and Put Options (collectively, the "Options"), to provide that the Options shall be transferable to Mr. DiPaolo's children and/or grandchildren and/or one or more trusts established for the benefit of his children and/or grandchildren.

         4. It is understood that no rights of Mr. DiPaolo with respect to the Options or the Put shall be exercisable after November 1, 2005, the expiration date of the Options.

         5. It is agreed that Mr. DiPaolo may continue to serve on the Board of Directors of each of JPS Industries, Inc. and Foot Locker, Inc.

         Except as amended hereby, the Agreement shall remain in full force and effect.


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         Please indicate your acceptance of the terms of this amendment of the
Agreement by your signature below. Once signed by both parties, this letter shall be binding on both parties.

                                                    Sincerely,


                                                    BERNARD CHAUS, INC.


                                                    By: /s/ Josephine Chaus
                                                        --------------------
                                                        Josephine Chaus
                                                        Chief Executive Officer


Accepted and Agreed to as of the date set forth above:


/s/ Nicholas DiPaolo
--------------------
Nicholas DiPaolo